Exceptional items (Tables)	12 Months Ended
Jun. 30, 2018
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Schedule of Information about Exceptional Items

	2018 £ million	2017 £ million	2016 £ million
Items included in operating profit
Brand, goodwill, tangible and other assets impairment (a)	(128)	—	(118)
Competition authority investigation in Turkey (b)	—	(33)	—
Customer claim in India (c)	—	(32)	—
Disengagement agreements relating to United Spirits Limited (d)	—	23	(49)

	(128)	(42)	(167)

Non-operating items
Sale of businesses
Wines in the United States and Percy Fox (e)	—	20	(191)
Argentina (f)	—	—	(38)
South African associate interests (g)	—	—	(27)
Jamaica, Singapore and Malaysia beer interests (h)	—	—	457
Kenya—glass business (CGI) (i)	—	—	14
Other
Provision for a receivable related to a loan guarantee (j)	—	—	(92)

	—	20	123

Exceptional items before taxation	(128)	(22)	(44)
Items included in taxation (note 7 (b))	203	4	56
Exceptional items in continuing operations	75	(18)	12
Discontinued operations net of taxation (note 8)	—	(55)	—

Total exceptional items	75	(73)	12

Attributable to:
Equity shareholders of the parent company	75	(64)	2
Non-controlling interests	—	(9)	10

Total exceptional items	75	(73)	12

(a) In the year ended 30 June 2018, an impairment charge of £128 million in respect of the Meta brand, Ethiopian tangible fixed assets, associated spare parts reported in inventory and goodwill allocated to the Africa Regional Markets cash-generating unit has been recognised in other operating exceptional expenses. Forecast cash flow assumptions were reduced principally due to the devaluation of the Ethiopian birr increasing costs of imported raw materials and products, an increased competitive environment and political unrest in Ethiopia. For further information see note 10 (d).

In the year ended 30 June 2016, an impairment charge in respect of the Ypióca brand and related tangible fixed assets and goodwill allocated to the Paraguay, Uruguay and Brazil (PUB) cash-generating unit of £62 million, £14 million and £42 million, respectively, was charged to other operating expenses. Forecast cash flow assumptions were reduced principally due to a challenging economic environment in Brazil and significant adverse changes in local tax regulation.

(b) In the year ended 30 June 2017, TRY150 million (£33 million) was charged to exceptional items in respect of the Turkish Competition Authority investigation into certain of Mey İçki’s trading practices in Turkey.

(c) During the year ended 30 June 2017 United Spirits Limited received a claim, followed by a debit note, from a customer in India in respect of differential pricing charged over a number of years in respect of products sold to that customer primarily for the period prior to the acquisition of United Spirits Limited by Diageo. The group made a provision of INR2,678 million (£32 million) in exceptional items against the current receivable from the customer.

(d) On 25 February 2016, in relation to an agreement entered into with Dr Vijay Mallya (Dr Mallya) and described further at note 18(c) (25 February Agreement), the group incurred an exceptional operating charge of £49 million. This included provisions for payments to Dr Mallya of, in aggregate, $75 million (£53 million) over a five year period in consideration for (i) his resignation and the termination of his appointment and governance rights and his relinquishing of the rights and benefits attached to his position as Chairman and Non-Executive Director of United Spirits Limited (USL); (ii) his agreement to five-year global non-compete (excluding the United Kingdom), non-interference,non-solicitation and standstill undertakings; and (iii) his agreement that he and his affiliates would not pursue any claims against Diageo, USL and their affiliates. Separately, other arrangements entered into on 25 February 2016 resulted in a net gain of £4 million, comprising the gain upon termination of certain other agreements that were the subject of prior provisions, less legal fees directly attributable to the 25 February Agreement. In the year ended 30 June 2016 a payment of $40 million (£28 million) was made to Dr Mallya as the first instalment due under the 25 February Agreement. Owing to various reasons, including breaches of several provisions of the 25 February 2016 Agreement by Dr Mallya, Diageo believes that it was not liable to pay any further instalments under that agreement and accordingly the outstanding provision of $29 million (£23 million) was credited back to the income statement in the year ended 30 June 2017.

(e) On 1 January 2016, Diageo completed the sale of the majority of its wine interests in the United States and its UK based Percy Fox businesses to Treasury Wine Estates. Together with the sale of the group’s other wine interests in the United States the transactions resulted in a loss before taxation on disposal of £191 million in the year ended 30 June 2016.

In the year ended 30 June 2017 the guarantee in respect of the lease payments to Realty Income Corporation was settled and the working capital on disposal was agreed with Treasury Wine Estates resulting in a net £20 million exceptional gain.

(f) On 29 January 2016, Diageo disposed of its interests in Argentina to Grupo Peñaflor. The transaction resulted in a loss before taxation of £38 million including a cumulative exchange loss of £20 million, in respect of prior years, recycled from other comprehensive income and other directly attributable costs of £7 million.

(g) On 1 December 2015, Diageo disposed of its 42.25% equity interests in DHN Drinks, its 25% equity stake in Sedibeng Breweries Limited and its 15.01% equity stake in Namibia Breweries Limited (South African associate interests) to Heineken. The net cash consideration received was £120 million, which included the repayment of £31 million in respect of loans previously made to DHN Drinks and Sedibeng Breweries Limited. A loss before taxation of £27 million, including a £30 million cumulative exchange loss, in respect of prior years, recycled from other comprehensive income, was accounted for in the income statement.

(h) On 7 October 2015, Diageo disposed of its 57.87% shareholding in D&G (Jamaican Red Stripe business) and its 49.99% stake in GAPL Pte Limited (Singapore and Malaysian beer businesses) to Heineken resulting in a gain before taxation of £457 million.

(i) On 30 September 2015, the group completed the disposal of its shareholding in Central Glass Industries Limited (CGI), a Kenyan glass bottle manufacturer.

(j) During the year ended 30 June 2016 a guarantee provided by Diageo for a loan of $135 million (£92 million) given by Standard Chartered Bank (SCB) to Watson Limited was called and $135 million was paid to SCB. The underlying security package for the loan is currently being contested in court and a provision of $135 million was made in the year ended 30 June 2016.